UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2016

WESCO International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14989 (Commission File Number)	25-1723342 (IRS Employer Identification No.)

225 West Station Square Drive Suite 700 Pittsburgh, Pennsylvania (Address of principal executive offices)		15219 (Zip Code)
(412) 454-2200
(Registrant's telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.
On August 11, 2016, WESCO International, Inc. announced that it will redeem all of its outstanding 6.0% Convertible Senior Debentures due 2029 (the “Debentures”) on September 15, 2016 (the "Redemption Date") at a redemption price equal to 100% of the principal amount of the Debentures, plus accrued and unpaid interest to, but excluding, the Redemption Date, for a total of $1,030.00 per $1,000 principal amount of Debentures.
A copy of the press release announcing the redemption of the Debentures is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
The following is furnished as an exhibit to this report.

Number	Exhibit

99.1	Press Release dated August 11, 2016 announcing redemption of the Debentures

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO International, Inc.
(Registrant)

August 11, 2016	By:	/s/ Timothy A. Hibbard
(Date)		Timothy A. Hibbard
Vice President, Corporate Controller and Interim Chief Financial Officer